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 EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dyna Group International, Inc. on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of Dyna Group International, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dyna Group International, Inc.

/s/ Roger R. Tuttle
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By:  Roger R. Tuttle
Chief Executive Officer
May 10, 2004

/s/ Sandra Tristan
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Sandra Tristan, Chief Financial Officer
May 10, 2004